                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Brooklyn Federal Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Angelo J. Di Lorenzo, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  February 14, 2006

/s/ Angelo J. Di Lorenzo
-------------------------------------
Angelo J. Di Lorenzo
President and Chief Executive Officer


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